Exhibit 99.3
CONSENT OF INDEPENDENT AUDITORS
We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-141487, 333-149996, 333-157959, 333-165813, 333-172983 and 333-176318 and Form S-3 Nos. 333-169131 and 333-170577) of Glu Mobile Inc. of our report dated October 12, 2011, relating to the financial statements of Griptonite, Inc. for the years ended December 31, 2010 and 2009 included in this Current Report on Form 8-K/A of Glu Mobile Inc.
/s/ Deloitte & Touche LLP
Costa Mesa, California
October 12, 2011

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